Waddell & Reed Advisors Funds

Supplement dated April 1, 2010 to the

Waddell & Reed Advisors Equity Funds Prospectus dated October 30, 2009 and as supplemented November 30, 2009

The following replaces the corresponding information regarding the management of Waddell & Reed Advisors Small Cap Fund in the Section entitled “Portfolio Management”:

Waddell & Reed Advisors Small Cap Fund: Effective April 1, 2010, Timothy J. Miller is primarily responsible for the day-to-day management of Waddell & Reed Advisors Small Cap Fund. Mr. Miller joined Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO) in February 2008 and has served as the portfolio manager for investment companies managed by WRIMCO or IICO since March 2008. He is Vice President of WRIMCO and IICO. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, Colorado, and has served on the Investment Committee of Regis Jesuit High School in Denver, Colorado, helping the school manage its endowment funds. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.

WRPROEQ-SUPAB

Supplement	Prospectus	1